UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2019

COHEN & COMPANY INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 1703 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COHN	The NYSE American Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This amendment (this “Amendment”) is being filed by Cohen & Company Inc., a Maryland corporation (the “Company”), to amend the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 12, 2019 (the “Original Form 8-K”). The Original Form 8-K was filed by the Company with the SEC to report the results of the matters submitted to a vote by the Company’s stockholders at the Company’s 2019 Annual Meeting of Stockholders, which was held on June 12, 2019 (the “Annual Meeting”). The sole purpose of this Amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision regarding how frequently the Company will conduct future stockholder advisory votes to approve the compensation of the Company’s named executive officers.  Except as set forth in this Amendment, no other changes have been made to the Original Form 8-K and this Amendment should be read in conjunction with the Original Form 8-K.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

(d) As previously reported in the Original Form 8-K, at the Annual Meeting, the Company’s stockholders selected, on a non-binding advisory basis and in accordance with the recommendation of the Board of Directors of the Company, three years as the frequency with which the Company will hold a non-binding advisory vote to approve the compensation to be paid by the Company to its named executive officers in accordance with SEC rules and regulations. Based on these results, on July 25, 2019, the Company’s Board of Directors determined that the Company will conduct future stockholder advisory votes regarding compensation awarded to its named executive officers once every three years. This policy will remain in effect until the next stockholder vote on the frequency of stockholder advisory votes on the compensation of named executive officers or until the Company’s Board of Directors otherwise determines a different frequency for such stockholder advisory votes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Date: July 25, 2019	By:	/s/ Joseph W. Pooler, Jr.
		Name:	Joseph W. Pooler, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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